UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2010

IRIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9172 Eton Avenue

Chatsworth, CA 91311

(Address of Principal Executive Offices/Zip Code)

(818) 709-1244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 – Other Information

On August 18, 2010, IRIS International, Inc. issued a press release announcing a stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release dated August 18, 2010, published by IRIS International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.

Date: August 18, 2010	By:	/S/ MARTIN S. MCDERMUT
Martin S. McDermut, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated August 18, 2010, published by IRIS International, Inc.

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